SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  __________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) SEPTEMBER 17, 1997


                                 MERISEL, INC.
                                 -------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                       0-17156             95-4172359
  -------------------------------         -----------        ----------------
  (State or other jurisdiction of         (Commission        (I.R.S. Employer
   incorporation or organization)         File Number)      Identification No.)



      200 CONTINENTAL BOULEVARD, EL SEGUNDO, CALIFORNIA         90245-0948
      -------------------------------------------------         ----------
         (Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code    (310) 615-3080



     Item 5.  OTHER EVENTS

     On September 17, 1997, Merisel, Inc. issued the press release attached hereto as Exhibit 99.1.

     Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c)       Exhibits

          99.1           Press release dated September 17, 1997.



                                   SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MERISEL, INC.

     Date:  September 17, 1997          By:  /s/  KAREN A. TALLMAN
                                           -----------------------
                                           Karen A. Tallman
                                           Vice President, General
                                           Counsel and Secretary